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Exhibit 25

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor Wilmington, Delaware (Address of principal executive offices)	19809 (Zip Code)

Angelita L. Pena
U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-6172
(Name, address and telephone number of agent for service)

ISTAR FINANCIAL, INC.
(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	95-6881527 (I. R. S. Employer Identification No.)
1114 Avenue of the Americas, 27th Floor New York, New York (Address of principal executive offices)	10036 (Zip Code)

5.375% SENIOR NOTES DUE 2010
6.05% SENIOR NOTES DUE 2015

Item 1.    GENERAL INFORMATION.    Furnish the following information as to the Trustee.

    a)
    Name and address of each examining or supervising authority to which it is subject.

        Comptroller of the Currency
        Washington, D.C.

    b)
    Whether it is authorized to exercise corporate trust powers.

        Yes

Item 2.    AFFILIATIONS WITH OBLIGOR.    If the obligor is an affiliate of the Trustee, describe each such affiliation.

        None

USE ONE OF FOLLOWING RESPONSES ONLY

Items 3-15
The Trustee is a Trustee under other Indentures under which securities issued by a subsidiary of the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.
Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
  1.
  A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

  2.
  A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

  3.
  A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

  4.
  A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

  5.
  Not applicable.

  6.
  The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

  7.
  A copy of the Report of Condition of the Trustee as of December 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

  8.
  Not applicable.

  9.
  Not applicable.

2

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 24th day of May, 2005.

U.S. BANK TRUST NATIONAL ASSOCIATION
By:	/s/ ANGELITA PENA Name: Angelita L. Pena Title: Assistant Vice President

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Exhibit 6

CONSENT

        In accordance with Section 321 (b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

        Dated: May 24, 2005

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ ANGELITA L. PENA
Angelita L. Pena Assistant Vice President

4

Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition
As of December 31, 2004

($000's)

12/31/2004
Assets
Cash and Balances Due From Depository Institutions	$398,276
Fixed Assets	296
Intangible Assets	106,343
Other Assets	28,561

Total Assets	$533,476
Liabilities
Other Liabilities	$16,205

Total Liabilities	$16,205
Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	10,339

Total Equity Capital	$517,271
Total Liabilities and Equity Capital	$533,476

        To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association
By:	/s/ ANGELITA L. PENA
Name: Angelita L. Pena Title: Assistant Vice President

Date: May 24, 2005

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  Exhibit 25
USE ONE OF FOLLOWING RESPONSES ONLY
SIGNATURE
  Exhibit 6
CONSENT
  Exhibit 7
U.S. Bank Trust National Association Statement of Financial Condition As of December 31, 2004 ($000's)